INDIGO SECURITIES, LLC

                                          November 9, 2005


Mr. Bernard Berk
Chief Executive Officer
Elite Pharmaceuticals, Inc.
150 Northvale Avenue
Ludlow, New Jersey 07647

Ladies and Gentlemen

         Pursuant to our ongoing relationship, we are writing to confirm with you the arrangements under which Indigo Securities, LLC ("INDIGO") has acted as financial advisor to Elite Pharmaceuticals, Inc. (the "COMPANY") with respect to the Transactions (as defined below). This letter agreement shall be referred to herein as the "AGREEMENT" and the "EFFECTIVE DATE" shall mean November 9, 2005. Each of Indigo and the Company may be referred to herein individually as a "PARTY" and collectively as the "PARTIES".

1.       THE ENGAGEMENT; WARRANT TRANSACTION.

         In connection with the Engagement, the Company has requested Indigo's assistance in facilitating (i) the exercise of warrants (the "OLD WARRANTS") by investors ("EXCHANGING HOLDERS") who received warrants to purchase shares of the Company's common stock in connection with the Company's private placement transaction dated as of October, 2004 (such exercise shall be referred to as the "WARRANT TRANSACTION"); and (ii) the issuance of new warrants by the Company (as described in the term sheet attached hereto as Exhibit A) to Exchanging Holders participating in the Warrant Transaction (the "NEW WARRANTS"; and such issuance, together with the Warrant Transaction, the "TRANSACTIONS"). It is contemplated that the New Warrants issued in the Transactions will be issued by the Company in a private placement transaction (the "PRIVATE PLACEMENT") exempt from registration under the U. S. Securities Act of 1933 (the "SECURITIES ACT"), and otherwise in compliance with the applicable laws and regulations of any jurisdiction in which the Securities are offered. Indigo shall only be obligated to assist the Company with the Transactions on a "best efforts" basis as described above.

2.       THE PRIVATE PLACEMENT.

         The Company and Indigo will each reasonably believe at the time of the Private Placement that each Exchanging Holder will be an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act and will satisfy any private placement requirements applicable in any non-U.S. jurisdiction where the New Warrants may be offered. The Company will file in a timely manner with the U.S. Securities and Exchange Commission (the "SEC") any notices with respect to the Securities required by Rule 503 of Regulation D and will furnish to Indigo promptly thereafter a signed copy of each such notice.

Elite Pharmaceuticals, Inc.
November 9, 2005
Page 2


3.       INFORMATION SUPPLIED; REPRESENTATIONS.

         The Company will furnish to Indigo such information as Indigo believes appropriate to its engagement hereunder. In addition, the representations and warranties of the Company made in the Exchange Agreement are hereby incorporated herein by reference in their entirety with the same legal effect as if such representations and warranties were set forth herein. This Agreement has been duly and validly authorized by the Company and Indigo is a valid and binding agreement of the Company and Indigo, enforceable in accordance with its terms.

4.       FEES AND EXPENSES.

         (a) Simultaneous with payment of the exercise price under the Old Warrants and the delivery of the New Warrants, at the Closing, the Company shall pay the Placement Agent a commission equal to (i) seven and one-half percent (7.5%) of the gross cash proceeds received by the Company from the exercise of the Old Warrants (the "CASH FEE"), and (ii) New Warrants exercisable for a number of shares of the Company's common stock equal to the Cash Fee divided by the exercise price of the New Warrants (the "PLACEMENT AGENT WARRANT"). The Placement Agent Warrant shall include a "cashless exercise" provision. Placement Agent shall be reimbursed at Closing for its reasonable expenses incurred in connection with the Engagement including, without limitation, legal fees of the Placement Agent's counsel and disbursements of Placement Agent's counsel, in an amount not to exceed $20,000; provided, that Placement Agent's counsel presents a copy of the bill at Closing documenting such fees and disbursements.

         (b) If the Company conducts a separate private placement of securities to any investor(s) introduced to the Company by the Placement Agent ("PA INVESTORS") at any time during the eighteen (18) month period following the Termination Date, then the Company will pay to the Placement Agent a commission equal to seven and on-half percent (7.5%) of the gross cash proceeds received by the Company from the PA Investors in such new private placement ("SUBSEQUENT CASH FEE"), and, in addition thereto, issue to the Placement Agent warrants to purchase a number of shares common stock of the Company equal to the Subsequent Cash Fee divided by the per share purchase price of the Company's common stock in such private placement, or such other fee as mutually agreed to by the Parties.

5.       NOTICES.

         All communications hereunder shall be in writing and shall be mailed or delivered (a) to the Company, at its offices at 165 Northvale Avenue, Ludlow, New Jersey 07647, and (b) to Indigo, at its offices at 780 Third Avenue, Suite 2302, New York, NY 10017, Attention: Eric Brachfeld.

6.       INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless Indigo, its employees and representatives and each person who controls Indigo within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law in connection with the performance of its duties described herein and to reimburse persons indemnified as above for any legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation whether or not resulting in any liability, provided, however, that the indemnity agreement contained in this Section 6(a) shall not

Elite Pharmaceuticals, Inc.
November 9, 2005
Page 3


apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company, nor shall it apply to Indigo or any person controlling Indigo in respect of any such losses, claims, damages, or liabilities arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by Indigo. Indigo agrees within ten days after the receipt by it of written notice of the commencement of any action against it or against any person controlling it as aforesaid, in respect of which indemnity may be sought from the Company on account of the indemnity agreement contained in this Section 6(a), to notify the Company in writing of the commencement thereof. The omission of Indigo so to notify the Company of any such action shall not relieve the Company from any liability which it may have to Indigo or any person controlling it as aforesaid on account of the indemnity agreement contained in this subsection. In case any such action shall be brought against Indigo or any such controlling person and Indigo shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to Indigo or such controlling person or persons, defendant or defendants in the litigation; provided, that the Company shall not be required to pay for more than one firm of counsel for all indemnified parties, which firm shall be designated by Indigo. The Company agrees to notify Indigo promptly of the commencement of any litigation or proceeding against it or in connection with the issue and sale of any of its securities and to furnish to Indigo, at its request, copies of all pleadings therein and permit Indigo to be an observer therein and apprise Indigo of all developments therein, all at the Company's expense.

         (b) Indigo agrees, in the same manner and to the same extent as set forth in Section 6(a) of this Agreement, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act, with respect to any statement in or omission from the information provided to investors any amendments thereto, if such statement or omission was made in reliance upon information furnished in writing to the Company by Indigo, on its behalf, specifically for use in connection with the preparation of documents to be provided to prospective investors or any amendment thereof or supplement thereto or by reason of improper selling practices (including failure to comply with, or a violation of, any law or regulation by Indigo, its officers, directors and registered placement agents). Indigo shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of commencement of any action, in respect of which indemnity may be sought from Indigo on account of the indemnity agreement contained in this Section 6(b), each person agreed to be indemnified by Indigo shall have the same obligation to notify Indigo as Indigo has toward the Company in Section 6(a) of this Agreement, subject to the same loss of indemnity in the event such notice is not given, and Indigo shall have the same right to participate in (and to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by one firm of counsel of recognized standing and satisfactory to the Company. Indigo agrees to notify the Company promptly of the commencement of any litigation or proceeding against it or against any such controlling person, of which it may be advised, in connection with the issue and sale of any of the securities of the Company, and to furnish the Company at its request copies of all pleadings therein and permit the Company to be an observer therein and apprise it of all developments therein, all at Indigo's expense.

Elite Pharmaceuticals, Inc.
November 9, 2005
Page 4


         (c) The respective indemnity agreements between Indigo and the Company contained in Sections 6(a) and 6(b) of this Agreement, and the representations and warranties of the Company set forth elsewhere in this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Indigo or by or on behalf of any controlling person of Indigo or the Company any controlling person of the Company, shall survive the delivery of the Units. Any successor of the Company and Indigo or of any controlling person of Indigo, as the case may be, shall be entitled to the benefits of the respective indemnity agreements.

         (d) In order to provide for just and equitable contribution under the Securities Act in any case in which (i) any person entitled to indemnification under this Section 6 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such person in circumstances for which indemnification is provided under this Section 6, then, and in each such case, the Company and Indigo shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportions so that Indigo is responsible for the proportion that the fees provided for herein bear to the purchase price of the Securities, and the Company is responsible for the remaining portion; provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Within ten days after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "CONTRIBUTING PARTY"), notify the contributing party, in writing, of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party so notifies a contributing party or his or its Placement Agent of the commencement thereof within the aforesaid ten days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in Section 6 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

7.       MISCELLANEOUS.

         (a) No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by each party to be bound. This Agreement shall inure to the benefit of and be binding on the Company, Indigo and their respective successors.

         (b) In case any provision of this letter agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this letter agreement shall not in any way be affected or impaired thereby.

Elite Pharmaceuticals, Inc.
November 9, 2005
Page 5


         (c)  The  Company  has  retained   Indigo  to  act  as  an  independent
contractor, and any duties of Indigo arising out of its engagement shall be owed solely to the Company and to no other party.

         (d) This letter agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (e) Each of Indigo and the Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its shareholders) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of this letter agreement.

         Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Indigo the enclosed duplicate copy of this Agreement. We are delighted to participate in this engagement and have enjoyed working with you on the assignment.

                                            Very truly yours,

                                            INDIGO SECURITIES LLC


                                            By:  /s/ Eric Brachfeld
                                            Print Name:  Eric Brachfeld
                                            Title:  Managing Partner



ACCEPTED AS OF THE DATE FIRST WRITTEN ABOVE:

ELITE PHARMACEUTICALS, INC.



By:  /s/ Bernard Berk
Print Name: Bernard Berk
Title:  CEO